RIVER VALLEY BANCORP

                                STOCK OPTION PLAN

         1. Purpose. The purpose of the River Valley Bancorp Stock Option Plan (the "Plan") is to provide to directors, officers and other key employees of River Valley Bancorp (the "Holding Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Madison First Federal Savings and Loan Association ("Madison First Federal") and Citizens National Bank of Madison ("Citizens"), who are materially responsible for the management or operation of the business of the Holding Company or a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value ("Common Stock"), of the Holding Company, thereby providing them with an increased incentive to work for the success of the Holding Company and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

         2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Holding Company, each of whom is a "Non-Employee Director" within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall be designated from time to time by the Board of Directors of the Holding Company. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

         (a)      the   individuals   (the   "Optionees")  to  whom  options  or
                  successive options shall be granted under the Plan;

         (b)      the time when options shall be granted hereunder;

         (c) the number of shares of Common Stock to be covered under each option;

         (d)      the option price to be paid upon the exercise of each option;

         (e)      the period within which each such option may be exercised;

         (f) the extent to which an option is an incentive stock option or a non-qualified stock option; and

         (g) the terms and conditions of the respective agreements by which options granted shall be evidenced.

The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options granted hereunder (subject to Office of Thrift Supervision regulations), to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 9 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

         3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options to officers and other key employees of the Holding Company or of a Subsidiary and to directors of a Subsidiary




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

(other than non-employee directors of the Holding Company) who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Holding Company or of a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Holding Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. Directors of the Holding Company who are not employees of the Holding Company ("Outside Directors"), who are serving as such on the date Madison First Federal converts (the "Conversion") from mutual to stock form (the "Conversion Date") shall each be granted on the date of the Holding Company's first Shareholder Meeting following the Conversion which shall be held no earlier than six (6) months following the Conversion (the "First Shareholder Meeting Date"), assuming he or she is serving as an Outside Director on such date, a non-qualified option to purchase the number of whole shares of Common Stock of the Holding Company determined by multiplying the total number of shares issued by the Holding Company on the Conversion Date by the following percentages, and rounding down to the next whole share:

                                                 Percentage of  Shares
            Outside Director                      Issued In Conversion
            ----------------                      --------------------
             Fred W. Koehler                             .50%
           Michael J. Hensley                            .45%
             Cecil L. Dorten                             .45%
             Earl W. Johann                              .45%
             Jonnie L. Davis                             .30%

          Such options shall have an exercise price per share equal to the fair market value of a share of such Common Stock, as determined by the Committee, consistent with Treas. Req. ss. 20.2031-2, on the First Shareholder Meeting Date. Outside Directors are not entitled to receive any other awards under this Plan. Subject to the foregoing and the provisions of Section 7 hereof, an individual who has been granted an option under the Plan (an "Optionee"), if he is otherwise eligible, may be granted an additional option or options if the Committee shall so determine.

         4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan, shares of Common Stock of the Holding Company equal to 10% of the total number of shares of Common Stock issued by the Holding Company upon the conversion of Madison First Federal from mutual to stock form, which may be authorized but unissued shares or treasury shares of the Holding Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan.

         5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted.

                  (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event


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

         shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years and options issued to Outside Directors shall be for a period of ten (10) years and one day from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

              (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be in (i) cash, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. ss. 220.3(e)(4)) without violating ss. 16(b) or ss. 16(c)of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Holding Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Holding Company or any of its Subsidiaries, as specified in such notice, or (iii) beginning on a date which is three years following Madison First Federal's conversion from mutual to stock form and with the approval of the Committee, by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices for the shares on the nearest date before and the nearest date after the date of exercise of the option as prescribed by Treas. Reg. ss. 20.2031-2), as reported in The Wall Street Journal or a similar publication selected by the Committee. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine; provided, however, that options shall not be exercisable during the first six (6) months of their term, and provided further that, subject to the foregoing restriction, options shall become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant of such options. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred
         (100) shares. An option may be exercised only by written notice to the Holding Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Holding Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

              (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Holding Company shall pay cash in lieu thereof.

              (e) Termination of Option. If an Optionee (other than an Outside Director or a non-employee director of a Subsidiary ("Subsidiary Director")) ceases to be an employee of the Holding Company and the Subsidiaries for any reason other than retirement, permanent and total disability (within the


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

         meaning of ss. 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director or a Subsidiary Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three (3) years after the date of his retirement, to the extent the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director or director emeritus of the Holding Company, the option granted to him may be exercised by him in whole or in part until the later of (a) three (3) years after the date of his retirement, or (b) six (6) months after his service as a director or director emeritus of the Holding Company terminates. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Holding Company or a Subsidiary.) If an Optionee (other than an Outside Director or Subsidiary Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within one
         (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors or to Subsidiary Directors shall cease to be exercisable six (6) months after the date such Outside Director or Subsidiary Director is no longer a director of the Holding Company and the Subsidiaries for any reason other than death or disability. If an Optionee who is an Outside Director or Subsidiary Director ceases to be a director or director emeritus of the Holding Company and the Subsidiaries by reason of disability, any option granted to him may be exercised in whole or in part within one (1) year after the date the Optionee ceases to be a director or director emeritus by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director or director emeritus of the Holding Company or a Subsidiary, or, if the Optionee is not an Outside Director or Subsidiary Director, within three (3) years after the date of his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company) or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or, if the Optionee is an Outside Director or Subsidiary Director, within six (6) months after he is no longer a director or director emeritus of the Holding Company or the Subsidiaries for reasons other than disability or, within one (1) year after the termination of his service as such a director by reason of disability, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

              (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

              (g) No Right to Continued Service.  Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Holding Company or its Subsidiaries or affect any rights the Holding Company, a Subsidiary, or the shareholders of the Holding Company may have to terminate his service at any time.



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

              (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Holding Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code.

              (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Holding Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Holding Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

              (j)  Investment  Representations.  Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

         6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Holding Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Holding Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         8. Tax Withholding. Whenever the Holding Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Holding Company shall have the right to require the Optionee or his or her legal representative to remit to the Holding Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant


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

to procedures established by the Committee, an Optionee who is not an Outside Director may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. ss. 20.2031-2, sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option.

         9. Amendment. Subject to ss. 13 hereof, the Board of Directors of the Holding Company may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his option, except that without the approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

              (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in
         Section 7 hereof;

              (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

              (c) the class of persons to whom options may be granted under the Plan shall not be modified materially.

         No amendment of the Plan, however, may, without the consent of the Optionees, make any changes in any outstanding options theretofore granted under the Plan which would adversely affect the rights of such Optionees.

         10. Termination. The Board of Directors of the Holding Company may terminate the Plan at any time and no option shall be granted thereafter. Such termination, however, shall not affect the validity of any option theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

         11. Successors. This Plan shall be binding upon the successors and assigns of the Holding Company.

         12. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Holding Company, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

         13. Government and Other Regulations. The obligations of the Holding Company to issue or transfer and deliver shares under options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations (including Office of Thrift Supervision regulations), and administrative action. In particular, grants of stock options under the Plan shall comply with the requirements of 12 C.F.R. ss.563b.3(g)(4)(vi) as long as those requirements are in effect. That regulation currently requires that no individual shall receive stock options for more than 25% of the shares reserved for issuance under the Plan and Outside Directors shall not receive stock options for more than 5% individually, or 30% in the aggregate, of the shares reserved for issuance under the Plan.

         14. Effective Date. The Plan shall become effective on the date it is approved by the holders of at least a majority of the shares of the Holding Company entitled to vote at a duly constituted meeting or adjournment thereof. The options granted pursuant to the Plan may not be exercised until the Board of Directors of the Holding Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.